UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 13, 2023
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Independence Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1835 Market Street, Suite 2601
Philadelphia, Pennsylvania, 19103
(Address of Principal Executive Office) (Zip Code)
(267) 270-4800
(Registrant’s telephone number, including area code)
N/A
Former name or former address, if changed since last report
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain         Officers; Compensatory Arrangements of Certain Officers

On March 13, 2023, Independence Realty Trust, Inc. (the “Company”) and Farrell Ender, the Company’s President, agreed that Mr. Ender will resign from employment with the Company, effective May 1, 2023. Mr. Ender’s resignation is not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Mr. Ender’s resignation will constitute a resignation with Good Reason (as defined in his employment agreement with the Company) and will therefore entitle him to (i) accelerated vesting of his time-based restricted share units, (ii) pro-rata vesting of his performance share units (based on actual corporate performance), and (iii) severance pay and benefits, in each case in accordance with his pre-existing employment and performance share unit award agreements (and in each case subject to his execution of a release of claims). The applicable equity award forms and Mr. Ender’s employment agreement were filed as Exhibits 10.16, 10.19 and 10.26 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (filed with the Securities and Exchange Commission on February 23, 2023).
In connection with Mr. Ender’s cessation of service, Scott Schaeffer, the Company’s Chief Executive Officer and the Chairman of its Board of Directors, has been appointed to also serve as the Company’s President. Biographical information for Mr. Schaeffer is set forth in the Company’s 2022 definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 18, 2022, and such biographical information is incorporated herein by reference. No family relationship exists between Mr. Schaeffer and any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. Schaeffer and any other person pursuant to which Mr. Schaeffer was selected as an officer of the Company, nor are there any transactions to which the Company is or was a participant and in which Mr. Schaeffer had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.
On March 14, 2023, the Company issued a press release announcing the departure of Mr. Ender. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release dated March 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

March 16, 2023	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer